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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

       Date of Report (Date of earliest event reported): November 11, 2003

                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

            Nevada                           0-19471            91-1942841
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
incorporation or organization)                               Identification No.)


    9600 W. Sample Road, Suite 505, Coral Springs, Florida           33065
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                          --------------




          (Former name or former address, if changed since last report)





   Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174
                             -----------------------


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ITEM 5. OTHER EVENTS.

On November 11, 2003, Coach Industries Group, Inc., through its wholly owned subsidiary, Springfield Coach Industries Corporation, Inc., a Missouri Corporation, announced its acquisition of Springfield Coachbuilders, Inc. The Definitive Agreement underlying the acquisition of all the assets of Springfield Coachbuilders, Inc. will formally close upon completion of an appraisal of all the assets. The Company's press release with respect to the acquisition is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  Exhibit No.      Description
  -----------      -----------

      99.1         Press Release of Coach Industries Group, Inc., dated
                   November 11, 2003

ITEM 8. CHANGE IN FISCAL YEAR.
Not applicable.
                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 18, 2003           Coach Industries Group, Inc.
       -------------------          ----------------------------
                                         (Registrant)
                                    /s/  Francis O'Donnell
                                    ----------------------------
                                    Francis O'Donnell, sole Director